ROCKWOOD

December 31, 1998
Report

ROCKWOOD EASY ACCESS

For Shareholder Service
and Information

Use our new, free service giving you instant 24-hour access to your Fund investment. Call 1-888-503-VOICE (8642).

Rockwood Service and
Information OnLine

Check out our Web page for up-to-date account information, service, and more at http://www.rockwoodfund.com.

Prospectus and Applications

For a copy of the Rockwood prospectus and applications for regular and IRA accounts, plus an IRA transfer form and disclosure statement, by fax, or by regular or e-mail, dial 1-888-ROCKWOOD (and press 1) or visit www.rockwoodfund.com.

Market Information/Share Price

For closing market information and the Fund's current net asset value per share, dial 1-888-ROCKWOOD (and press 2).

Investment Strategy and Market Update

To hear the portfolio manager's report on Rockwood's current investment strategy and views on market conditions, dial 1-888-ROCKWOOD (and press 3).

Discount Brokers

Rockwood shares (ticker symbol ROCKX) are available through leading discount brokers, including Charles Schwab & Co., Fidelity Brokerage, Jack White & Co., and Bull & Bear Securities, Inc.

For Shareholder Service
and Information

Use our new, free service giving you instant 24-hour access to your Fund investment. Call 1-888-503-VOICE (8642).

Rockwood Service and
Information OnLine

Check out our Web page for up-to-date account information, service, and more at http://www.rockwoodfund.com.

Prospectus and Applications

For a copy of the Rockwood prospectus and applications for regular and IRA accounts, plus an IRA transfer form and disclosure statement, by fax, or by regular or e-mail, dial 1-888-ROCKWOOD (and press 1) or visit www.rockwoodfund.com.

Market Information/Share Price

For closing market information and the Fund's current net asset value per share, dial 1-888-ROCKWOOD (and press 2).

Investment Strategy and Market Update

To hear the portfolio manager's report on Rockwood's current investment strategy and views on market conditions, dial 1-888-ROCKWOOD (and press 3).

Discount Brokers

Rockwood shares (ticker symbol ROCKX) are available through leading discount brokers, including Charles Schwab & Co., Fidelity Brokerage, Jack White & Co., and Bull & Bear Securities, Inc.

                                                               February 10, 1999

Fellow Shareholders:

            As the Fund's new portfolio manager starting February 2, 1999, I am pleased to submit this shareholder report for the period ended December 31, 1998. Please note that for greater administrative efficiencies, the Fund is changing its fiscal year-end from October 31 to a December 31 calendar year-end.

Review and Outlook

            The likelihood of a recession and/or a significant increase in the inflation rate as measured by the Consumer Price Index becomes less with each new report from the Government and private economic organizations.

            With respect to the economy, the Commerce Department reports that the gross domestic product - the total of all goods and services produced - grew at a 5.6% rate in the fourth quarter of 1998, the fastest pace in two years. They also reported that housing starts rose 3.5% in December, bringing the total for the year to the highest level since 1987.

            In addition, according to the Conference Board, new home sales surged 10.4% in 1998, which will also trigger future home furnishing purchases. Moreover, the Labor Department reports a gain of 245,000 jobs in January, which is twice the amount forecast and leaves unemployment at 4.3%, the lowest in 28 years.

            On the inflation front the news is also very good - from the Labor Department comes word that inflation dropped to an 0.8% rate in the fourth quarter of 1998, the lowest in 40 years.

            With the economy strong and inflation in check, we believe this is a good time to add to your investment. For long term investors we recommend building your account by investing on a regular basis, which can be done safely, automatically and conveniently through the Investor Service Center Bank Transfer Plan, Investor Service Center Salary Investing Plan, and/or the Investor Service Center Government Direct Deposit Plan.

            To receive information on any of these plans, or the Investor Service Center No-Fee Traditional, Roth or Education IRA, please call toll-free 1-888-ROCKWOOD (1-888-762-5966) and an Investor Service Representative will be glad to assist you, as always with no obligation on your part.


Sincerely,





Bassett S. Winmill


ROCKWOOD FUND, INC.
Schedule of Portfolio Investments
December 31, 1998

Shares                                                              Market Value
       COMMON STOCKS (100.0%)
       Air-Conditioning & Warm Air Heating Equipment
       & Commercial & Industrial Refrigeration Equipment (1.9%)
  660  Engineered Support Systems, Inc.                                  $ 9,818

       Bolts, Nuts, Screws, Rivets & Washers (2.0%)
  200  Federal Screw Works                                                 9,950

       Canned, Frozen & Preserved Fruit, Vegetables &
        Food Specialties (1.7%)
1,060  Vacu-Dry Co.                                                        8,745

       Construction Machinery & Equipment (2.2%)
1,200  Gencor Industries, Inc.                                            11,100

       Converted Paper & Paperboard Products (2.3%)
2,580  Disc Graphics, Inc. *                                              11,852

       Electric Lighting & Wiring Equipment (4.5%)
1,025  Chase Corp.                                                        13,453
  500  The Genlyte Group Inc.*                                             9,375
                                                                          22,828
       Electronic Components & Accessories (4.3%)
  500  CTS Corp.                                                          21,750

       Footwear (2.6%)
  500  K-Swiss Inc. Class A                                               13,437

       Gaskets, Packaging & Sealing Devices & Rubber &
       Plastic Hoses (2.2%)
  500  Wynn's International, Inc.                                         11,062

       General Industrial Machinery & Equipment (1.7%)
  855  Farr Company                                                        8,657

       Men's & Boys' Furnishings, Work Clothing &
           Allied Garments (1.1%)
  480  Supreme International Corp.*                                        5,790

       Miscellaneous Chemical Products (1.6%)
1,760  Arrow-Magnolia International, Inc.*                               $ 7,920


       Motor Vehicle Parts & Accessories (2.5%)
  700  Valley Forge Corp.                                                 12,950

       Motors & Generators (1.1%)
  410  Axsys Technologies, Inc.*                                           5,740

       Operative Builders (3.5%)
6,000  Calton, Inc.*                                                      18,000


       Paperboard Containers & Boxes (2.6%)
1,350  Astronics Corp.*                                                   12,994

       Plastics Products (1.4%)
  770  Summa Industries Inc.*                                              6,978

       Prefabricated Metal Buildings & Components (1.6%)
1,060  Miller Building Systems, Inc.                                       8,082

       Printed Circuit Boards (3.6%)
  500  Benchmark Electronics, Inc.*                                       18,312

       Public Building & Related Furniture (1.8%)
  500  Virco Manufacturing Corp.                                           9,187

       Radio & TV Broadcasting & Communications Equipment (2.0%)
1,190  Comtech Telecommunications Corp.*                                  10,412

       Retail - Apparel & Accessory Stores (1.2%)
  670  S&K Famous Brands, Inc.*                                            6,218

       Retail - Eating Places (7.6%)
1,570  Eateries, Inc.*                                                     9,224
1,000  ELXSI Corp.*                                                       12,625
  960  Flanigan's Enterprises, Inc.*                                       9,720
  510  Garden Fresh Restaurant Corp.*                                      7,331
                                                                          38,900

       Retail - Grocery Stores (6.0%)
  500  Schultz Sav-O Stores, Inc.                                       $  8,250
  630  Seaway Food Town, Inc.                                             10,395
  820  Village Super Market, Inc. Class A                                 11,634
                                                                          30,279

       Retail - Miscellaneous Retail (2.8%)
  910  EZCORP, Inc. Class A                                                7,621
  500  Grow Biz International, Inc.*                                       6,594
                                                                          14,215

       Sausage, Other Prepared Meat Products (1.3%)
2,220  Provena Foods, Inc.                                                 6,521

       Savings Institutions, Not Federally Chartered (1.5%)
  380  People's Bancshares, Inc.                                           7,743

       Savings Institutions, Federally Chartered (2.0%)
3,890  Security Investments Group, Inc.*                                   9,968

       Security Brokers, Dealers & Flotation Companies (1.0%)
  890  JWGenesis Financial Corp.*                                          5,284

       Services - Computer Rental & Leasing (1.6%)
  545  Amplicon, Inc.                                                      8,209

       Services - Engineering Services (4.0%)
  460  Analysis & Technology, Inc.                                         9,200
1,390  STV Group, Inc.*                                                   11,294
                                                                          20,494
       Services - Equipment Rental & Leasing (2.0%)
1,570  The Cronos Group*                                                  10,009

       Steel Pipe & Tubes (1.5%)
1,180  Webco Industries, Inc.*                                             7,818

       Sugar & Confectionery Products (1.7%)
5,500  Lincoln Snacks Company*                                             8,594

       Trucking (2.1%)
  900  Transport Corporation of America, Inc.*                            10,800
       Water Transportation (2.1%)
1,800  Commodore Holdings Ltd.*                                           10,575

       Wholesale - Computer & Peripheral Equipment &
           Software (4.1%)
1,380  ATEC Group, Inc.*                                                  10,911
2,500  Capital Associates, Inc.*                                           9,844
                                                                          20,755
       Wholesale - Groceries & Related Products (1.3%)
1,440  Pizza Inn, Inc.                                                     6,570

       Wholesale - Miscellaneous Nondurable Goods (2.1%)
  560  Advanced Marketing Services, Inc.                                  10,780

       Wholesale - Motor Vehicle Supplies & New Parts (2.1%)
  500  Keystone Automotive Industries, Inc.*                              10,469

       Wholesale - Professional & Commercial Equipment
        & Supplies (2.2%)
  440  Miami Computer Supply Corp.*                                       10,863

       Wood Household Furniture (1.6%)
  440  Stanley Furniture Company, Inc.*                                    8,030

       Total Investments (cost: $567,182) (100%)                        $508,658

       * Indicates non-income producing security.


See accompanying notes to financial statements

ROCKWOOD FUND, INC.
Statement of Assets and Liabilities
December 31, 1998


ASSETS:
  Investments at market value (cost: $567,182)(note 1) ...............  $508,658
  Cash ...............................................................    63,264
  Dividends and interest receivables .................................       362
  Other assets .......................................................       125
            Total assets .............................................   572,409

LIABILITIES:
  Due to Advisor .....................................................     4,584
  Accrued expenses ...................................................    19,669
            Total liabilities ........................................    24,253

NET ASSETS:
  (applicable to 37,611 outstanding shares: 1,000,000,000 shares of
  $.01 par value authorized) .........................................  $548,156

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($548,156 / 37,611) ................................................    $14.57

At December 31, 1998, net assets consisted of:
  Paid-in capital ....................................................  $612,105
  Accumulated net realized loss on investments .......................   (5,425)
  Net unrealized depreciation on investments .........................  (58,524)
                                                                        $548,156

See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statements of Operations
Two Months Ended December 31, 1998 and Year Ended October 31, 1998

                                                    December 31,     October 31,
                                                       1998              1998
INVESTMENT INCOME:
  Dividends ....................................... $  619           $  4,035
  Interest ........................................     644             2,327
            Total investment income ...............   1,263             6,362
EXPENSES:
  Transfer agent ..................................   7,051            26,799
  Registration (note 3) ...........................   4,126            19,212
  Professional (note 3) ...........................   3,114            12,178
  Printing ........................................     153            11,718
  Shareholder administration (note 3) .............   1,621            10,949
  Investment management (note 3) ..................     983            10,762
  Custodian .......................................     493             3,257
  Distribution (note 3) ...........................     246             2,691
  Directors .......................................     262               914
  Other ...........................................     114             1,144
            Total expenses ........................  18,163            99,624
            Expenses reimbursed (note 3) ..........(15,416)          (77,131)
            Fee reductions (note 4) ...............       _           (1,313)
            Net expenses ..........................   2,747            21,180
            Net investment loss ................... (1,484)          (14,818)

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain(loss) from security transactions .(5,425)          66,114
  Unrealized appreciation (depreciation) of
             investments during the period .........   42,907       (473,290)
  Net realized and unrealized
             gain(loss) on investments .............   37,482       (407,176)
  Net increase(decrease) in net assets resulting
            from operations ........................  $35,998      $(421,994)


See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statements of Changes in Net Assets
For the two months ended December 31, 1998 and the years ended October 31, 1998 and 1997

                                                         December 31,                October 31,               October 31,
                                                            1998                       1998                       1997
OPERATIONS:
  Net investment loss ................................. $ (1,484)                  $ (14,818)                 $ (36,833)

  Net realized gain(loss) from security transactions ..   (5,425)                      66,114                    153,338
  Unrealized appreciation (depreciation) of
            investments during the period .............    42,907                   (473,290)                    225,439
  Net increase (decrease) in net assets
            resulting from operations .................    35,998                   (421,994)                    341,944
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains ($2.04, $1.80
            and $4.90 per share, respectively) ........  (65,967)                   (116,177)                  (246,186)
CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net assets resulting
            from capital share transactions (a) .......  (34,769)                   (619,870)                    475,587
        Total change in net assets ....................  (64,738)                 (1,158,041)                    571,345
NET ASSETS:
        Beginning of year .............................   612,894                   1,770,935                  1,199,590
        End of year ...................................  $548,156                    $612,894                 $1,770,935

(a)  Transactions in capital shares were as follows:
                                                    Shares      Value          Shares         Value         Shares       Value
Shares sold .......................................  1,035    $15,252           7,020      $142,169         24,462     $567,430
Shares issued in reinvestment
 of distributions .................................  4,704     65,948           5,973       116,053         12,073      245,800
Shares redeemed ...................................(7,244)   (115,969)        (44,937)     (878,092)        (14,965)    (337,643)
Net increase (decrease) ...........................(1,505)   $(34,769)        (31,944)    $(619,870)         21,570     $475,587

See accompanying notes to financial statements.


Notes to Financial Statements

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing, depending on the assessment of economic and market factors, in equity securities, securities convertible into common stocks, and preferred stocks. On March 4, 1998 the Board of Directors of the Fund approved a change in the fiscal year-end to December
31. Previously, the fiscal year end was October 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code appli-cable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $567,182, gross unrealized appreciation and gross unrealized depreciation were $29,492 and $88,016, respectively at December 31, 1998.

(3) The Fund retains Rockwood Advisers, Inc. (the "Investment Manager") as its Investment Manager. Under the Investment Management Agreement, dated February 28, 1997, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Voluntary reimbursement for the two months ended December 31, 1998 was $15,416. Pursuant to the Investment Management Agreement, the Investment Manager retained Aspen Securities and Advisory, Inc. (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, which terminated March 1, 1998, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among equities and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the two months ended December 31, 1998, the Fund paid $20 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $56 for providing certain administrative and accounting services at cost for the two months ended December 31, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $1,621 for shareholder administration services which it provided to the Fund at cost for the two months ended December 31, 1998.

(4) Proceeds of sales of securities other than short term notes aggregated $14,906 for the two months ended December 31, 1998. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ended October 31, 1998, the Fund's custodian fees were reduced by $1,313 under such arrangements.


Financial Highlights

                                                   Two Months
                                                    Ended                         Ended Years Ended October 31,
PER SHARE DATA*                                    12/31/98         1998           1997        1996          1995        1994
  Net asset value at beginning of period           $15.67          $24.92         $24.24      $18.73        $16.61      $16.32
  Income from investment operations:
  Net investment loss                               (.04)           (.25)          (.59)       (.56)         (.31)       (.22)
  Net realized and unrealized gain
  (loss) on investments                               .98          (7.20)           6.17        6.07          2.43         .51
            Total from investment operations          .94          (7.45)           5.58        5.51          2.12         .29
  Less distributions:
  Distributions from net realized gain
            on investments                         (2.04)          (1.80)         (4.90)           -             -           -
            Total distributions                    (2.04)          (1.80)         (4.90)           -             -           -
  Net asset value at end of period                 $14.57          $15.67         $24.92      $24.24        $18.73      $16.61

  TOTAL RETURN                                      6.48%        (31.29)%         27.55%      29.42%        12.76%       1.78%
RATIOS/SUPPLEMENTAL DATA

  Net assets at end of period (000's omitted)        $548            $613         $1,771      $1,200          $774        $714
  Ratio of expenses to average net
            assets(a)(b)                          2.85%**           2.09%          2.81%       2.55%         2.30%       2.00%
  Ratio of net investment loss to average
            net assets (c)                      (1.54)%**         (1.38)%        (2.65%)     (2.23%)       (1.77%)     (1.38%)
  Portfolio turnover rate                              0%         207.02%         44.00%      42.48%        30.04%      18.26%

* Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**      Annualized.
(a) Ratio prior to reimbursement by the manager was 18.84%**, 9.27%, 10.47%, 4.44%, 3.00%, and 2.82% for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively. (b) Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years. (c) Ratio prior to reimbursement by the manager was (17.53)%**, (8.56%), (10.31%), (4.12%), (2.47%), and (2.20%)
for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.

Report of Independent Certified Public Accountants

The Board of Directors and Shareholders of
Rockwood Fund, Inc.:

        We have audited the accompanying statement of assets and liabilities of Rockwood Fund, Inc. (formerly "The Rockwood Growth Fund, Inc.") including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Rockwood Fund, Inc. as of and for the year ended October 31, 1995, were audited by other auditors whose report dated December 13, 1995, expressed an unqualified opinion on those statements.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rockwood Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 23, 1998

Growth of $10,000 Investments
 January 1, 1989 through December 31, 1998

                                                                 Average Annual
Fund/Index         Final Value              Total Return              Return
Rockwood             $18,085                    80.85%                 6.10%
Russell 2000         $33,709                   237.09%                12.92%

                              [Graph omitted]

The Russell 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities and options. The $10,000 Performance Graphs are from January 1, 1989 through December 31, 1998 and results in each case reflect reinvestment of dividends and distributions. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

Average annual total return for the periods ended 12/31/98 for one year was -13.82%, for the past five years was +7.40%, and for the past ten years was +6.10%.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.


FUND FEATURES

Investment Objective

The Fund seeks long term capital appreciation.

Fund Management

Rockwood Advisers, Inc. is the Fund's Investment Manager. Bassett S. Winmill is the Fund's portfolio manager.

Investment Strategy

The Fund seeks to achieve its objective by investing primarily in common stocks, which are selected on the basis of their potential for long term capital appreciation, and generally will include small capitalization companies which are expected to achieve above-average growth.

Shareholder Services

o
Electronic Funds Transfers
o
Automatic Investment Program
o
Retirement Plans:
Traditional deductible IRA, Roth IRA, SEP-IRA,

SIMPLE IRA, 403(b), and Education IRA.
Minimum Investments

o
Regular Accounts, $1,000
o
Traditional deductible IRA, Roth IRA, SEP-IRA,  SIMPLE IRA, and 403(b), $1,000 o
Education  IRA,  $500  o  Automatic   Investment  Program,   $100  o  Subsequent
Investments, $100 Account Access

1-888-ROCKWOOD
1-888-762-5966

Call toll-free for Fund performance, telephone purchases, and to obtain information concerning your account. Or, access the Fund on the Web at

www.rockwoodfund.com